


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                Cotelligent, Inc.
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                  July 2, 2003
 ------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)

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
              Delaware                       0-27412                       94-3173918
--------------------------------------------------------------------------------------------------
   (State or other jurisdiction of         (Commission        (I.R.S. Employer Identification No.)
            incorporation                  File Number)



             100 Theory, Suite 200
              Irvine, California                                             92612
-------------------------------------------------------------------------------------
   (Address of principal executive offices)                                (Zip Code)

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                                 (949) 823-1600
 ------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)






Item 5. Other Events.

         Cotelligent, Inc. (the "Company") issued a press release on July 2, 2003, attached hereto as Exhibit 99, announcing that it has signed a non-binding letter of intent to acquire a Field Force Automation (FFA) software company that will strengthen Cotelligent's position in the mobility marketplace. Cotelligent is currently in advanced negotiations and due diligence with the undisclosed software company and expects to sign a definitive agreement in July. Certain conditions must be met prior to closing.

The foregoing summary of the press release does not purport to be complete and is qualified in its entirety by reference to the Press Release attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)    Exhibits.

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

               Exhibit No.              Description
               -----------

                  99                    Press Release by Cotelligent, Inc.
                                        on July 2, 2003, announcing the signing
                                        of a non-binding letter of intent.

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




                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               COTELLIGENT, INC.


                               By: /s/ Curtis J. Parker
                                   -----------------------------------------
                                   Curtis J. Parker
                                   Executive Vice President, Chief Financial
                                   Officer, Treasurer & Assistant Secretary


Dated: July 2, 2003

                                  EXHIBIT INDEX
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

         Exhibit No.                    Description
         -----------                    ------------
               99                       Press Release issued by Cotelligent, Inc.
                                        on July 2, 2003, announcing the signing
                                        of a non-binding letter of intent.

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